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Exhibit 10.21

SCHEDULE IDENTIFYING SUBSTANTIALLY
INDENTICAL AGREEMENTS TO FIRST AMENDMENT
TO PARTICIPATION AGREEMENT

1.
First Amendment to Participation Agreement among (i) Keystone Lessor Genco LLC, as Owner Lessor; (ii) Reliant Energy Mid-Atlantic Power Holdings, LLC, as Facility Lessee; (iii) Wilmington Trust Company, as Lessor Manager; (iv) PSEGR Keystone Generation, LLC, as Owner Participant; (v) Bankers Trust Company, as Lease Indenture Trustee; and (vi) and Bankers Trust Company, as Pass Through Trustee, dated as of November 15, 2001

2.
First Amendment to Participation Agreement among (i) Shawville Lessor LLC, as Owner Lessor; (ii) Reliant Energy Mid-Atlantic Power Holdings, LLC, as Facility Lessee; (iii) Wilmington Trust Company, as Lessor Manager; (iv) PSEGR Shawville Generation, LLC, as Owner Participant; (v) Bankers Trust Company, as Lease Indenture Trustee; and (vi) and Bankers Trust Company, as Pass Through Trustee, dated as of November 15, 2001

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  Exhibit 10.21
SCHEDULE IDENTIFYING SUBSTANTIALLY INDENTICAL AGREEMENTS TO FIRST AMENDMENT TO PARTICIPATION AGREEMENT